UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.     )

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14A-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss 240.14a-12

                          Roebling Financial Corp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

     (5)  Total fee paid:
--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
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     (2)  Form, Schedule or Registration Statement No.:
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     (3)  Filing Party:
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     (4)  Date Filed:
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
[LOGO]  KEEFE, BRUYETTE & WOODS
        Specialists in Financial Services





To Depositors and Friends
of Roebling Bank

--------------------------------------------------------------------------------

Keefe, Bruyette & Woods, Inc., a member of the National Association of Securities Dealers, Inc., is assisting Roebling Financial Corp, Inc., the holding company for Roebling Bank, in offering shares of its common stock in a subscription offering pursuant to a Plan of Conversion and Reorganization.

At the request of Roebling Financial Corp, Inc., we are enclosing materials explaining this process and your options, including an opportunity to invest in the shares of Roebling Financial Corp, Inc. common stock being offered to customers of Roebling Bank and various other persons until 12:00 Noon, Eastern Time, on September 14, 2004. Please read the enclosed offering materials carefully, including the prospectus, for a complete description of the stock offering. Roebling Financial Corp, Inc. has asked us to forward these documents to you in view of certain requirements of the securities laws in your state.

If you have any questions, please visit our Stock Information Center located at 761 Delaware Avenue in Roebling, New Jersey, Monday 12:00 p.m. to 4:00 p.m., Tuesday-Thursday 9:00 a.m. to 4:00 p.m., or Friday 9:00 a.m. to 12:00 p.m., or feel free to call the Stock Information Center at (609) 499-0785.

Very truly yours,



Keefe, Bruyette & Woods, Inc.



These securities are not savings accounts or deposits and are not insured by Roebling Financial Corp, Inc., Roebling Bank, Roebling Financial Corp., MHC, the Federal Deposit Insurance Corporation, the Savings Association Insurance Fund or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

                   [Roebling Financial Corp, Inc. letterhead]




Dear Stockholder:

We are pleased to announce that Roebling Financial Corp., MHC is converting to stock form and Roebling Bank is reorganizing as a wholly-owned subsidiary of a newly-formed stock holding company. In conjunction with the conversion, Roebling Financial Corp, Inc., a New Jersey corporation that will serve as the new holding company for Roebling Bank, is offering shares of common stock in a subscription offering and community offering to certain depositors of Roebling Bank, to Roebling Bank's Employee Stock Ownership Plan, to current stockholders and to members of the general public in accordance with Roebling Financial Corp., MHC's Plan of Conversion.

We are asking stockholders of Roebling Financial Corp, Inc. as of August 2, 2004, the voting record date, to vote FOR the Plan of Conversion. If you and/or members of your family hold stock in different names, you may receive more than one proxy mailing. Please vote all proxy cards received and return them today in the enclosed postage-paid envelope. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend. Your vote FOR the Plan of Conversion will not obligate you to buy any stock in the conversion. A proxy statement relating to the conversion is enclosed.

Under separate cover, we have forwarded the following materials which will help you learn more about investing in Roebling Financial Corp, Inc. common stock. Please read and review the materials carefully before making an investment decision.

     > PROSPECTUS: This document provides detailed information about our operations and the proposed stock offering.

     > STOCK ORDER AND CERTIFICATION FORM: This form is used to purchase stock by signing and returning it with your payment in the enclosed business reply envelope. The deadline for ordering stock is 12:00 Noon, eastern time, on September 14, 2004.

We are inviting our customers, existing stockholders, and community members to become charter stockholders of Roebling Financial Corp, Inc. Through this offering you have the opportunity to buy stock directly from Roebling Financial Corp, Inc. without paying a commission or fee.

Should you have additional questions regarding the conversion and stock offering, please call the Stock Information Center at (609) 499-0785 Monday 12:00 p.m. to 4:00 p.m., Tuesday-Thursday 9:00 a.m. to 4:00 p.m., or Friday 9:00 a.m. to 12:00 p.m., or stop by the Stock Information Center located at 761 Delaware Avenue, Roebling, New Jersey.

Sincerely,

/s/Frank J. Travea, III

Frank J. Travea, III
President and Chief Executive Officer

THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY ROEBLING FINANCIAL CORP., MHC, ROEBLING BANK, ROEBLING FINANCIAL CORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                   [Roebling Financial Corp, Inc. letterhead]




Dear Stockholder:

We are pleased to announce that Roebling Financial Corp., MHC is converting to stock form and Roebling Bank is reorganizing as a wholly-owned subsidiary of a newly-formed stock holding company. In conjunction with the conversion, Roebling Financial Corp, Inc., a New Jersey corporation that will serve as the new holding company for Roebling Bank, is offering shares of common stock in a subscription offering and community offering to certain depositors of Roebling Bank, to Roebling Bank's Employee Stock Ownership Plan, to current stockholders and to members of the general public in accordance with Roebling Financial Corp., MHC's Plan of Conversion.

We are asking stockholders of Roebling Financial Corp, Inc. as of August 2, 2004, the voting record date, to vote FOR the Plan of Conversion. If you and/or members of your family hold stock in different names, you may receive more than one proxy mailing. Please vote all proxy cards received and return them today in the enclosed postage-paid envelope. Your vote FOR the Plan of Conversion will not obligate you to buy any stock in the conversion. A proxy statement relating to the conversion is enclosed.

We have enclosed a prospectus and you may obtain a stock order form which will help you learn more about investing in Roebling Financial Corp, Inc. common stock. Please read and review the materials carefully before making an investment decision.

     > PROSPECTUS: This document provides detailed information about our operations and the proposed stock offering.

     > STOCK ORDER AND CERTIFICATION FORM: This form is used to purchase stock by signing and returning it with your payment in the enclosed business reply envelope. The deadline for ordering stock is 12:00 Noon, eastern time, on September 14, 2004. You may obtain a Stock Order and Certification Form from your broker or by contacting the Stock Information Center.

We are inviting our depositors, existing stockholders, and community members to become stockholders of Roebling Financial Corp, Inc. Through this offering you have the opportunity to buy stock directly from Roebling Financial Corp, Inc. without paying a commission or fee.

Should you have additional questions regarding the conversion and stock offering, please call us at (609) 499-0785 Monday 12:00 p.m. to 4:00 p.m., Tuesday-Thursday 9:00 a.m. to 4:00 p.m., or Friday 9:00 a.m. to 12:00 p.m., or stop by the Stock Information Center located at 761 Delaware Avenue, Roebling, New Jersey.

Sincerely,

/s/Frank J. Travea, III

Frank J. Travea, III
President and Chief Executive Officer

THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY ROEBLING FINANCIAL CORP., MHC, ROEBLING BANK, ROEBLING FINANCIAL CORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                   [Roebling Financial Corp, Inc. Letterhead]




Dear Stockholder:

Under separate cover, we forwarded to you information regarding the Plan of Conversion of Roebling Bank and Roebling Financial Corp., MHC and the concurrent offering of common stock of Roebling Financial Corp, Inc.

As a result of certain requirements, we could not forward a Stock Order and Certification Form with the other packet of materials. They are enclosed herein.

The deadline for ordering Roebling Financial Corp, Inc. common stock is at 12:00 Noon, eastern time, on September 14, 2004.

Should you have additional questions regarding the conversion and stock offering, please call us at (609) 499-0785 Monday 12:00 p.m. to 4:00 p.m., Tuesday-Thursday 9:00 a.m. to 4:00 p.m., or Friday 9:00 a.m. to 12:00 p.m., or stop by the Stock Information Center located at 761 Delaware Avenue, Roebling, New Jersey.

Sincerely,


/s/Frank J. Travea, III

Frank J. Travea, III
President and Chief Executive Officer


THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY ROEBLING FINANCIAL CORP., MHC, ROEBLING BANK, ROEBLING FINANCIAL CORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                   [ROEBLING FINANCIAL CORP, INC. LETTERHEAD]



Dear Stockholder:

We are pleased to announce that Roebling Financial Corp., MHC is converting to stock form and Roebling Bank is reorganizing as a wholly-owned subsidiary of a newly-formed stock holding company. In conjunction with the conversion, Roebling Financial Corp, Inc., a New Jersey corporation that will serve as the holding company for Roebling Bank, is offering shares of common stock in a subscription offering and community offering to certain depositors of Roebling Bank, to Roebling Bank's Employee Stock Ownership Plan, to current stockholders of Roebling Financial Corp, Inc. and to members of the general public in accordance with Roebling Financial Corp., MHC's Plan of Conversion.

Unfortunately, Roebling Financial Corp, Inc. is unable to either offer or sell its shares of common stock to you because the small number of eligible subscribers in your jurisdiction makes registration or qualification of the common stock under the securities laws of your jurisdiction impractical, for reasons of cost or otherwise. Accordingly, this letter should not be considered an offer to sell or a solicitation of an offer to buy the common stock of Roebling Financial Corp, Inc.

However, you have the right to vote on the Plan of Conversion at the Special Meeting of Stockholders on September 27, 2004. Therefore, enclosed is a proxy card, a proxy statement (which includes the notice of the special meeting), a prospectus (which is provided solely as an accompaniment to the proxy statement) and a return envelope for your proxy card.

I invite you to attend the special meeting on September 27, 2004. However, whether or not you are able to attend, please complete the enclosed proxy card and return it in the enclosed envelope.

Sincerely,

/s/Frank J. Travea, III

Frank J. Travea, III
President and Chief Executive Officer

                      STOCK OFFERING QUESTIONS AND ANSWERS



                                    [LOGOS]

                          Roebling Financial Corp, Inc.

                  FACTS ABOUT THE CONVERSION AND REORGANIZATION

The Boards of Directors of Roebling Bank, Roebling Financial Corp, Inc. and Roebling Financial Corp., MHC (the "MHC") unanimously adopted a Plan of Conversion and Agreement and Plan of Reorganization (the "Plan") to convert the MHC to stock form and reorganize Roebling Bank as a wholly-owned subsidiary of a newly-formed corporation named Roebling Financial Corp, Inc. (the "Conversion").

This brochure answers some of the most frequently asked questions about the Plan and about your opportunity to invest in Roebling Financial Corp, Inc., the newly formed company that will serve as the holding company for Roebling Bank following the Conversion.

Investment in the shares of common stock involves certain risks. For a discussion of these risks, other factors, and a complete description of the stock offering, investors are urged to read the accompanying Prospectus, especially the discussion under the heading "Risk Factors."

WHY IS ROEBLING FINANCIAL CORP., MHC CONVERTING TO THE STOCK HOLDING COMPANY STRUCTURE?
--------------------------------------------------------------------------------
The primary reasons for the Conversion are to (i) support future deposit growth and expanded operations, (ii) increase our interest-earning assets, (iii) improve the liquidity of our shares of common, (iv) facilitate access to capital markets, and (v) allow more flexible capital management strategies.

WILL THE PLAN AFFECT ANY OF MY DEPOSIT ACCOUNTS OR LOANS?
--------------------------------------------------------------------------------
No. The Plan will not affect the balance or terms of any savings account or loan, and your deposits will continue to be federally insured by the Federal Deposit Insurance Corporation ("FDIC") to the maximum legal limit. Your savings account is not being converted to stock.

WHO IS ELIGIBLE TO PURCHASE STOCK IN THE SUBSCRIPTION OFFERING AND DIRECT COMMUNITY OFFERING?
--------------------------------------------------------------------------------
Depositors of Roebling Bank as of certain dates, the Bank's Employee Stock Ownership Plan, Certain members of the general public and Roebling Financial Corp, Inc.'s public stockholders, subject to the priorities described in the Prospectus.

HOW MANY SHARES OF STOCK ARE BEING OFFERED AND AT WHAT PRICE?
--------------------------------------------------------------------------------
Roebling Financial Corp, Inc. is offering up to 794,585 shares of common stock, subject to adjustment up to 913,780 shares, at a price of $10.00 per share through the Prospectus.

I AM AN EXISTING STOCKHOLDER.  HOW WILL MY STOCK BE TREATED?
--------------------------------------------------------------------------------
The outstanding public shares of common stock will be exchanged for shares of common stock of the new company. Depending upon where the offering closes in the Estimated Valuation Range, each public share of common stock will be converted into 2.5551 to 3.9754 shares of the new company's common stock.

HOW MANY SHARES MAY I BUY?
--------------------------------------------------------------------------------
The minimum order is 25 shares. No person may purchase more than 12,500 shares of common stock. No person with associates or persons acting in concert, may purchase shares in an amount that when combined with shares received in exchange for the new company's common stock, exceeds 5% of the total shares of common stock to be issued.

DO MEMBERS HAVE TO BUY SHARES OF STOCK?
--------------------------------------------------------------------------------
No. However, if a member of the MHC is also a current public stockholder, his or her existing shares of stock will be converted automatically into shares of the new company's common stock.

HOW DO I ORDER SHARES?
--------------------------------------------------------------------------------
You must complete the enclosed Stock Order and Certification Form. Instructions for completing your Stock Order and Certification Form are contained in this packet. Your order must be received by 12:00 Noon, Eastern Time, on September 14, 2004.

HOW MAY I PAY FOR MY SHARES?
--------------------------------------------------------------------------------
First, you may pay by check, cash or money order. Interest will be paid by Roebling Bank on these funds at the current passbook savings rate from the day the funds are received until the completion or termination of the Conversion. Second, you may authorize us to withdraw funds from your Roebling Bank account or certificate of deposit for the amount of funds you specify for payment. You will not have access to these funds from the day we receive your order until completion or termination of the Conversion. Roebling Bank will waive any early withdrawal penalties on certificate accounts used to purchase stock.

CAN I PURCHASE SHARES USING FUNDS IN MY ROEBLING BANK IRA ACCOUNT?
--------------------------------------------------------------------------------
Yes, but special arrangements must be made before you may do so. Please contact your broker for more information.

WILL THE STOCK BE INSURED?
--------------------------------------------------------------------------------
No. Like any other stock, Roebling Financial Corp, Inc.'s shares of common stock will not be insured.

WILL DIVIDENDS BE PAID ON THE STOCK?
--------------------------------------------------------------------------------
The Board of Directors has not paid a cash dividend since the completion of our initial stock offering in 1997. After the conversion, it is our intention to begin paying dividends although the amount and frequency of such dividends has not been determined. The payment of such dividends will depend on a number of factors including our capital requirements, our financial condition and results of operations, tax considerations, statutory and regulatory limitations, and general economic conditions. No assurance can be given that we will pay dividends in the future, or that, if paid, dividends will not be reduced or eliminated in future periods.

HOW WILL THE STOCK BE TRADED?
--------------------------------------------------------------------------------
We expect that our common stock will become listed on the OTC Bulletin Board after this offering. However, no assurance can be given that an active and liquid market will develop or, if developed, will be maintained.

MUST I PAY A COMMISSION?
--------------------------------------------------------------------------------
No. You will not be charged a commission or fee on the purchase of shares of common stock in the Conversion.

SHOULD I VOTE?
--------------------------------------------------------------------------------
Yes. Your "YES" vote is very important!

PLEASE VOTE, SIGN AND RETURN ALL PROXY CARDS AT YOUR EARLIEST CONVENIENCE!

WHY DID I GET SEVERAL PROXY CARDS?
--------------------------------------------------------------------------------
If you have more than one account, you could receive more than one proxy card for the MHC's Special Meeting of Members, depending on the ownership structure of your accounts. If you own shares of common stock of Roebling Financial Corp, Inc. in more than one account, you could receive more than one proxy card for the Special Meeting of Stockholders.

HOW MANY VOTES DO I HAVE?
--------------------------------------------------------------------------------
Your proxy card(s) show(s) the number of votes you have. Every member of the MHC (depositor of Roebling Bank) entitled to vote may cast one vote for each $100, or fraction thereof, on deposit at Roebling Bank as of the voting record date, up to a maximum of 1,000 votes. Each stockholder is entitled to cast one vote for each share held as of the voting record date.

MAY I VOTE IN PERSON AT THE SPECIAL MEETING OF MEMBERS AND/OR THE MEETING OF STOCKHOLDERS?
--------------------------------------------------------------------------------
Yes, but we would still like you to sign and mail your proxy today. If you decide to revoke your proxy you may do so by giving notice at the appropriate meeting.

FOR ADDITIONAL INFORMATION YOU MAY CALL OUR STOCK INFORMATION CENTER.


--------------------------------------------------------------------------------
                          Roebling Financial Corp, Inc.
                            STOCK INFORMATION CENTER
                               761 Delaware Avenue
                               Roebling, NJ 08554
                                  (609) 499-0785
                           Monday 12:00 p.m.-4:00 p.m.
                      Tuesday-Thursday 9:00 a.m.-4:00 p.m.
                           Friday 9:00 a.m.-12:00 p.m.
--------------------------------------------------------------------------------

THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY, ROEBLING FINANCIAL CORP., MHC, ROEBLING BANK, ROEBLING FINANCIAL CORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

[LOGO]                   ROEBLING FINANCIAL CORP, INC.
                      The Holding Company for Roebling Bank

              Please join our Directors and Executive Officers at a
                          Community Information Meeting
              to be held at Bung's Tavern, Rt. 130, Burlington, NJ
                     Monday, August 30, 2004, at 6:00 p.m.

                   Questions may be addressed at 609-499-0875

               Please join us and other members of the community
                     as we introduce our new stock offering
         Our financial advisors will be on hand to answer any questions.


THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY ROEBLING FINANCIAL CORP., MHC, ROEBLING BANK, ROEBLING FINANCIAL CORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE

                              REVOCABLE PROXY CARD
                         ROEBLING FINANCIAL CORP, INC.

                     PROXY SOLICITED BY BOARD DIRECTORS FOR
                     SPECIAL MEETING OF STOCKHOLDERS TO BE
                           HELD ON SEPTEMBER 27, 2004

     The undersigned hereby appoints the full Board of Directors of Roebling Financial Corp, Inc. (the "Company"), or its designee, to act as attorneys-in-fact and proxies for the undesigned, to vote all shares of common stock that the undersigned is entitled to vote at the special meeting of stockholders of the Company to be held at the main office of the Company located at Route 130 South and Delaware Avenue, Roebling, New Jersey 08554 on Monday, September 27, 2004, at 5:00 p.m., local time, and at any and all adjournments thereof ("Special Meeting"). They are authorized to cast all votes to which the undersigned is entitled as follows:

                                                        FOR     AGAINST  ABSTAIN
                                                        ---     -------  -------

1.   Proposal to approve and adopt a Plan of            |_|       |_|       [_]
     Conversion and Reorganization (the "Plan"),
     pursuant  to  which  Roebling  Financial Corp.,  MHC (the  "Mutual  Holding
     Company") will be merged into Roebling Bank and the Company will be succeeded by a newly incorporated New Jersey corporation with the same name as the Company (the "New Holding Company"), which has been established for the purpose of completing the conversion and reorganization. As part of the conversion and reorganization, shares of common stock representing the Mutual Holding Company's ownership interest in the Company will be offered for sale in a subscription and community offering. Common stock currently held by the public stockholders of the Company will be converted into new shares of the New Holding Company pursuant to an exchange ratio that will ensure that each stockholder at the time of the conversion and reorganization will own the same percentage of the New Holding Company's common stock as he or she held in the Company's common stock immediately prior to the conversion, exclusive of any shares purchased by the stockholder in the offering and cash received in lieu of fractional shares.

                 The Board of Directors recommends a vote "FOR"
                               the above proposal.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR BOTH THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Special Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

                                                              __________________
                                                              Date
Please be sure to sign and date this Proxy in the box below.
________________________________________________________________________________


________________________________________________________________________________
Stockholder sign above                     Co-holder (if any) sign above


  Detach above card, date, sign and mail in postage-prepaid envelope provided.

                         ROEBLING FINANCIAL CORP, INC.
                      ROUTE 130 SOUTH AND DELAWARE AVENUE
                           ROEBLING, NEW JERSEY 08554

--------------------------------------------------------------------------------
The above-signed acknowledges receipt of a Notice of Special Meeting of Stockholders, a Proxy Statement/Prospectus Supplement dated August 13, 2004, and a Prospectus dated August 13, 2004, prior to the execution of this Proxy.

NOTE: Please sign your name exactly as it appears on this form of proxy. If shares are held jointly, each stockholder should sign. When signing as an attorney, administrator, agent, corporation, officer, executor, trustee, guardian or similar position, please add your full title to your signature.

           PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


_____________________________________________


_____________________________________________


_____________________________________________

--------------------------------------------------------------------------------
                                       [LOGO]   Roebling Financial Corp, Inc.
                                                   Stock Information Center
                                                     761 Delaware Avenue
                                                      Roebling, NJ 08554
                                                       (609) 499-0785
                                              Stock Order and Certification Form
--------------------------------------------------------------------------------
Deadline: The Subscription Offering ends at 12:00 Noon, eastern time, on September 14, 2004. Your original Stock Order and Certification Form, properly executed and with the correct payment, must be received (not postmarked) at the address on the top of this form, or at a Roebling Bank branch, by the deadline, or it will be considered void. FAXES OR COPIES OF THIS FORM WILL NOT BE ACCEPTED.
--------------------------------------------------------------------------------
(1)  Number of Shares                      (2) Total Payment Due

---------------------- Price Per Share     ----------------------
                          X $10.00 =        $
----------------------                     ----------------------
The minimum purchase is 25 shares. No person may purchase more than 12,500 shares, and no person together with his or her associates or group of persons acting in concert may purchase shares in an amount that when combined with shares received in exchange for currently outstanding shares of common stock of Roebling Financial Corp., MHC, that exceed 5% of the shares outstanding after the conversion. See the Prospectus and the Stock Order Form Instructions.
--------------------------------------------------------------------------------
Method of Payment
(3) [_] Enclosed is a check, bank draft or money order payable to Roebling Financial Corp, Inc. for $________________.
(4) [_] I authorize Roebling Bank to make withdrawals from my certificate or savings account(s) shown below, and understand that the amounts will not otherwise be available for withdrawal:

Account Number(s)                                             Amount(s)
--------------------------------------------------------------------------------
                                                         $
--------------------------------------------------------------------------------
                                                         $
--------------------------------------------------------------------------------
                                                         $
--------------------------------------------------------------------------------
                                   Total Withdrawal      $
--------------------------------------------------------------------------------
There is NO penalty for early withdrawal.
         --
--------------------------------------------------------------------------------
(5)  Purchaser Information

o [_] Eligible Account Holder - Check here if you were a depositor with at least $50 on deposit with Roebling Bank as of March 31, 2003. Enter information in Section 8 for all deposit accounts that you had at Roebling Bank on March 31, 2003.

o [_] Supplemental Eligible Account Holder - Check here if you were a depositor with at least $50 on deposit with Roebling Bank as of June 30, 2004 but are not an Eligible Account Holder. Enter information in
          Section 8 for all deposit accounts that you had at Roebling Bank on June 30, 2004.

o [_] Other Member - Check here if you were a depositor of Roebling Bank as of August 2, 2004, but are not an Eligible or a Supplemental Eligible Account Holder. Enter information in Section 8 for all accounts that you had at Roebling Bank on August 2, 2004.

o [_] Current Stockholder - Check here if you are a current stockholder of Roebling Financial Corp, Inc. as of August 2, 2004 and list the number of shares you own.
          ________________ shares.

o [_] Local Community - Natural persons residing in the New Jersey Counties of Burlington and Ocean.

o     [_] General Community - Check here if none of the above apply.
--------------------------------------------------------------------------------
(6) [_] Check here if you are a director, officer or employee of Roebling Bank or a member of such person's immediate family (same household).
--------------------------------------------------------------------------------
(7)   [_] NASD Affiliation - see description on reverse side of this form.
--------------------------------------------------------------------------------
(8) [_] Please review the preprinted account information listed below. The accounts printed below may not be all of your qualifying accounts or even your accounts as of the earliest of the three dates if you have changed names on the accounts. You should list any other accounts that you may have or had with Roebling Bank in the box below. SEE THE STOCK ORDER FORM INSTRUCTIONS SHEET FOR FURTHER INFORMATION. All
          subscription orders are subject to the provisions of the Plan of Conversion and Reorganization (the "Plan of Conversion").
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Additional Qualifying Accounts

Account Title (Names on Accounts)                          Account Number
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please Note: Failure to list all of your accounts may result in the loss of part or all of your subscription rights (additional space on back of form).
--------------------------------------------------------------------------------

(9)  Stock Registration - Please Print Legibly and Fill Out Completely
                                 -----
     (Note: The stock certificate and all  correspondence  related to this stock order will be mailed to the address provided below)
[_] Individual         [_] Uniform Transfers to Minors Act   [_] Partnership
[_] Joint Tenants      [_] Uniform Gift to Minors Act        [_] Individual Retirement Account
[_] Tenants in Common  [_] Corporation                       [_] Fiduciary/Trust (Under Agreement Dated _______)

--------------------------------------------------------------------------------

Name                                  Social Security or Tax ID
--------------------------------------------------------------------------------

Name                                  Social Security or Tax ID
--------------------------------------------------------------------------------

Mailing                                                    Daytime
Address                                                    Telephone
--------------------------------------------------------------------------------
                                Zip                        Evening
City                State       Code        County         Telephone
--------------------------------------------------------------------------------
ACKNOWLEDGMENT By signing below, I acknowledge receipt of the Prospectus dated August 13, 2004 and understand I may not change or revoke my order once it is received by Roebling Financial Corp, Inc. FEDERAL REGULATIONS PROHIBIT ANY PERSONS FROM TRANSFERRING, OR ENTERING INTO ANY AGREEMENT DIRECTLY OR INDIRECTLY TO TRANSFER, THE LEGAL OR BENEFICIAL OWNERSHIP OF SUBSCRIPTION RIGHTS OR THE UNDERLYING SECURITIES TO THE ACCOUNT OF ANOTHER PERSON. UNDER PENALTY OF PERJURY, I CERTIFY THAT I AM PURCHASING SHARES SOLELY FOR MY ACCOUNT AND THAT THERE IS NO AGREEMENT OR UNDERSTANDING REGARDING THE SALE OR TRANSFER OF SUCH SHARES, OR MY RIGHT TO SUBSCRIBE FOR SHARES. Roebling Financial Corp, Inc. will pursue any and all legal and equitable remedies in the event it becomes aware of the transfer of subscription rights and will not honor orders known by it to involve such transfer. Under penalties of perjury, I further certify that: (1) the social security number or taxpayer identification number given above is correct and (2) I am not subject to backup withholding. You must cross out item
(2) in this acknowledgement if you have been notified by the Internal Revenue Service that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. By signing below, I also acknowledge that I have not waived any rights under the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended.
Signature:  THIS  FORM MUST BE  SIGNED  AND DATED  BELOW AND ON THE BACK OF THIS
            --------------------------------------------------------------------
FORM. THIS ORDER IS NOT VALID IF THE STOCK ORDER AND CERTIFICATION  FORM ARE NOT
----
BOTH SIGNED AND PROPERLY COMPLETED. Your order will be filled in accordance with the provisions of the Plan of Conversion as described in the Prospectus. An additional signature is required only if payment is by withdrawal from an account that requires more than one signature to withdraw funds.
--------------------------------------------------------------------------------
Signature                                               Date

--------------------------------------------------------------------------------
Signature                                               Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Office Use Only                         Check # _______________ ________________

Date Rec'd _____________/_____________  Ck Amt. _______________ ________________

Batch #___________ - Order #__________   Category ______________________________
--------------------------------------------------------------------------------

                         Roebling Financial Corp, Inc.
--------------------------------------------------------------------------------
Item (7) continued - NASD Affiliation (this section only applies to those individuals who meet the delineated criteria)

Check the box if you are a member of the National Association of Securities Dealers, Inc. ("NASD"), a person associated with an NASD member, a member of the immediate family of any such person to whose support such person contributes, directly or indirectly, or the holder of an account in which an NASD member or person associated with an NASD member has a beneficial interest. You agree, if you have checked the NASD affiliation box to report this subscription in writing to the applicable NASD member within one day of the payment therefor.


--------------------------------------------------------------------------------
Item (8) continued; Purchaser Information

Account Title (Names on Accounts)                          Account Number
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               CERTIFICATION FORM
              (This Certification Must Be Signed In Addition to the
                       Stock Order Form On Reverse Side)

     I ACKNOWLEDGE THAT THIS SECURITY IS NOT A DEPOSIT OR AN ACCOUNT AND IS NOT FEDERALLY INSURED, AND IS NOT GUARANTEED BY ROEBLING BANK OR BY THE FEDERAL GOVERNMENT.

     If anyone asserts that the shares of common stock are federally insured or guaranteed, or are as safe as an insured deposit, I should call the Office of Thrift Supervision Regional Director, Robert C. Albanese at (201) 413-1000.

     I further certify that, before purchasing the shares of common stock of Roebling Financial Corp, Inc. I received a copy of the Prospectus dated August 13, 2004. The prospectus that I received contains disclosure concerning the common stock of Roebling Financial Corp, Inc. and describes the risks involved in the investment, including the "Risk Factors" beginning on page 12 of the Prospectus:

1. Our planned new branches and administrative center will increase our non-interest expense and are likely to reduce our profitability for some period of time.
2. We intend to continue to increase our origination of commercial and multi-family (five or more units) mortgages and construction and land loans after the offering. These types of loans traditionally involve a higher degree of repayment risk than residential loans.
3. Rising interest rates may hurt our profits and may affect our ability to pay dividends, repurchase stock or undertake other corporate transactions.
4. Increases in market rates of interest are likely to adversely affect our stockholders' equity.
5. Anti-takeover provisions in our certificate of incorporation and regulatory policies of the OTS may deter potential takeovers and reduce the trading price of our stock.
6. We plan to remain independent and you should not invest in our common stock if you are anticipating our sale.
7. The implementation of certain stock-based benefit plans will increase our future compensation expense and may reduce our earnings and dilute stockholder ownership.
8. If we fail to effectively utilize the proceeds from the offering, our profitability could be reduced.
9. Our low return on equity after the conversion may negatively impact the value of our common stock.
10. The limited trading market for our common stock may hinder your ability to sell your shares and adversely affect the market price of your stock.
11. You may not be able to sell your shares when you desire or for $10.00 or more per share.
12.  Our ability to grow could be limited by our market area.

--------------------------------------------------------------------------------
Signature                                               Date

--------------------------------------------------------------------------------
Signature                                               Date

--------------------------------------------------------------------------------
(Note: If shares are to be held jointly, both parties must sign)
                                         ----
EXECUTION OF THIS CERTIFICATION FORM WILL NOT CONSTITUTE A WAIVER OF ANY RIGHTS THAT A PURCHASER MAY HAVE UNDER THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934, BOTH AS AMENDED. THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

================================================================================
Roebling Financial Corp, Inc.                   Stock Order Form Instructions
================================================================================

All subscription orders are subject to the provisions of the Plan of Conversion.
--------------------------------------------------------------------------------

Items 1 and 2 - Fill in the number of shares that you wish to purchase and the total payment due. The amount due is determined by multiplying the number of shares ordered by the subscription price of $10.00 per share. The minimum purchase is 25 shares. No person may purchase more than 12,500 shares, and no person together with his or her associates or group of persons acting in concert may purchase shares in an amount that, when combined, total more than 5% of the shares to be outstanding after the conversion. For additional information, please see "The Stock Offering - Limitations on Purchases of Common Stock" in the Prospectus, which is incorporated herein by reference. Roebling Financial Corp, Inc. reserves the right to reject the subscription of any order received in the Community Offering, if any, in whole or in part.

Item 3 - Payment for shares may be made in cash (only if delivered by you in person), by check, bank draft or money order payable to Roebling Financial Corp, Inc. DO NOT MAIL CASH. Your funds will earn interest at Roebling Bank's current passbook savings rate.

Item 4 - To pay by withdrawal from a savings account or certificate at Roebling Bank, insert the account number(s) and the amount(s) you wish to withdraw from each account. If more than one signature is required to withdraw, each must sign in the signature box on the front of this form. To withdraw from an account with checking privileges, please write a check. Roebling Bank will waive any applicable penalties for early withdrawal from certificate accounts. A hold will be placed on the account(s) for the amount(s) you show. Payments will remain in account(s) until the stock offering closes. If the remaining balance in a certificate account is reduced below the applicable minimum balance requirement at the time that the funds actually are transferred under the authorization, the certificate will be canceled at the time of the withdrawal, without penalty, and the remaining balance will earn interest at the passbook rate subsequent to the withdrawal.

Item 5 - Please check the appropriate box if you were:
     a) A depositor with $50.00 or more on deposit at Roebling Bank as of March 31, 2003. Enter information in Section 8 for all deposit accounts that you had at Roebling Bank on March 31, 2003.
     b) A depositor with $50.00 or more on deposit at Roebling Bank as of June 30, 2004, but are not an Eligible Account Holder. Enter information in
          Section 8 for all deposit accounts that you had at Roebling Bank on June 30, 2004.
     c) A depositor at Roebling Bank as of August 2, 2004 but are not an Eligible Account Holder or Supplemental Eligible Account Holder. Enter information in Section 8 for all deposit accounts that you had at Roebling Bank on August 2, 2004.
     d) Current Stockholder of Roebling Financial Corp, Inc. as of August 2, 2004. Enter the number of shares you own as of August 2, 2004 in the blank space.
     e) Local Community - natural persons residing in the New Jersey Counties of Burlington and Ocean.
     f)   General Community.

Item 6 - Please check this box to indicate whether you are a director, officer or employee of Roebling Bank or a member of such person's immediate family.

Item 7 - Please check this box if you have a National Association of Securities Dealers, Inc. ("NASD") affiliation (as defined on the reverse side of the Stock Order Form.)

Item 8 - Please review the preprinted qualifying account number(s) information. The account number(s) listed may not be all of your account number(s). You should list any other qualifying accounts that you may have or had with Roebling Bank in the box located under the heading "Additional Qualifying Accounts." These may appear on other Stock Order Forms you have received. For example, if you are ordering stock in just your name, you should list all of your deposit accounts as of the earliest of the three dates that you were a depositor. Similarly, if you are ordering stock jointly with another depositor, you should list all deposit accounts under which either of you are owners, i.e. individual accounts, joint accounts, etc. If you are ordering stock in your minor child's or grandchild's name under the Uniform Transfer to Minors Act, to qualify in the
                               ------------------------------
Subscription Offering the minor must have had a deposit account on one of the three dates and you should list only their account number(s). If you are ordering stock corporately, you need to list just that corporation's deposit accounts, as your individual account(s) do not qualify. Failure to list all of your qualifying accounts may result in the loss of part or all of your subscription rights.

Item 9 - The stock transfer industry has developed a uniform system of shareholder registrations that we will use in the issuance of Roebling Financial Corp, Inc. common stock. Please complete this section as fully and accurately as possible, and be certain to supply your social security or Tax I.D. number(s) and your daytime and evening phone numbers. We will need to call you if we cannot execute your order as given. If you have any questions regarding the registration of your stock, please consult your legal advisor. Subscription rights are not transferable. If you are an eligible or supplemental eligible account holder or other member, to protect your priority over other purchasers as described in the Prospectus, you must take ownership in at least one of the account holder's names.

                  (See Reverse Side for Stock Ownership Guide)

================================================================================
Roebling Financial Corp, Inc.                   Stock Order Form Instructions
================================================================================

Individual - The stock is to be registered in an individual's name only. You may not list beneficiaries for this ownership.

Joint Tenants - Joint tenants with rights of survivorship identifies two or more owners. When stock is held by joint tenants with rights of survivorship, ownership automatically passes to the surviving joint tenant(s) upon the death of any joint tenant. You may not list beneficiaries for this ownership.

Tenants in Common - Tenants in common may also identify two or more owners. When stock is to be held by tenants in common, upon the death of one co-tenant, ownership of the stock will be held by the surviving co-tenant(s) and by the heirs of the deceased co-tenant. All parties must agree to the transfer or sale of shares held by tenants in common. You may not list beneficiaries for this ownership.

Uniform Gift To Minors - For residents of many states, including New Jersey, stock may be held in the name of a custodian for the benefit of a minor under the Uniform Transfer to Minors Act. For residents in other states, stock may be
    ------------------------------
held in a similar type of ownership  under the Uniform Gift to Minors Act of the
                                               -------------------------
individual state. For either ownership, the minor is the actual owner of the stock with the adult custodian being responsible for the investment until the child reaches legal age. Only one custodian and one minor may be designated.

Instructions: On the first name line, print the first name, middle initial and last name of the custodian, with the abbreviation "CUST" after the name. Print the first name, middle initial and last name of the minor on the second name line followed by the notation UTMA-NJ or UGMA-Other State. List only the minor's social security number.

Corporation/Partnership - Corporations/Partnerships may purchase stock. Please provide the Corporation/Partnership's legal name and Tax I.D. number. To have depositor rights, the Corporation/Partnership must have an account in its legal name. Please contact the Stock Information Center to verify depositor rights and purchase limitations.

Individual Retirement Account - Individual Retirement Account ("IRA") holders may make stock purchases from their deposits through a prearranged "trustee-to-trustee" transfer. Stock may only be held in a self-directed IRA. Roebling Bank does not offer a self-directed IRA. Please contact an outside broker if you have any questions about your IRA account and please do not delay in exploring this option.
Registration for IRA's:
               On Name Line 1 - list the name of the broker or trust department followed by CUST or TRUSTEE.
               On Name Line 2 - FBO (for benefit of) YOUR NAME IRA a/c #______. Address will be that of the broker / trust department to where the stock certificate will be sent.
               The Social Security / Tax I.D. number(s) will be either yours or your trustees, as they direct.
               Please list your phone numbers.

Fiduciary/Trust - Generally, fiduciary relationships (such as Trusts, Estates, Guardianships, etc.) are established under a form of trust agreement or pursuant to a court order. Without a legal document establishing a fiduciary relationship, your stock may not be registered in a fiduciary capacity.

Instructions: On the first name line, print the first name, middle initial and last name of the fiduciary if the fiduciary is an individual. If the fiduciary is a corporation, list the corporate title on the first name line. Following the name, print the fiduciary title such as trustee, executor, personal representative, etc. On the second name line, print the name of the maker, donor or testator or the name of the beneficiary. Following the name, indicate the type of legal document establishing the fiduciary relationship (agreement, court order, etc.). In the blank after "Under Agreement Dated," fill in the date of the document governing the relationship. The date of the document need not be provided for a trust created by a will.

              (See Reverse Side for Stock Order Form Instructions)